UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026 (December 29, 2025)

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	90-1604380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

120 State Ave Ne, Ste 1014

Olympia, Washington 98501

(Address of Principal Executive Offices) (Zip Code)

(206) 963-1094

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c)(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As disclosed in a Current Report on Form 8-K filed October 28, 2024, on September 18, 2024, in a case styled White Rocks (BVI) Holdings Inc., et al., v. Reichman, et al., Case No.: A-24-896359-B, Clark County, Nevada, District Court, the Court entered an Order Appointing Receiver (the “Receivership Order”) of Global Tech Industries Group, Inc., a Nevada corporation (the “Company”). Pursuant to the Receivership Order, Paul L. Strickland (the “Receiver”) was appointed as receiver of the Company.

The Receiver has made the determination that, as of 5:00 p.m. EST, on December 29, 2025, Gold Transaction International, Inc. (“GTI Gold”) would no longer be a subsidiary of GTII and assigned ownership of GTI Gold to Todd Chisholm, manager of GTI Gold.

This divestiture does not, in any way, release GTI Gold, its managers, former members or agents from any potential claims or liability.

In completing the divestiture transaction, the Receiver has exercised his authority under the Receivership Order as follows:

37. IT IS FURTHER ORDERED that the Receiver is directed and authorized to undo any transfers, assignments, sales, and/or other contract that was entered into on behalf of GTII either illegally or fraudulently.

38. IT IS FURTHER ORDERED that the Receiver is directed and authorized to seek the claw-back, cancelation, freeze, and/or disgorgement any wrongful issuances, payments, and/or transfers made to Management and/or their family members, friends, affiliates, and other related parties that the Receiver deems are necessary and appropriate.

39. IT IS FURTHER ORDERED that the Receiver is directed and authorized to terminate or reject any contracts or agreements relating to the Receivership Estate at the Receiver’s sole and absolute discretion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2026.

GLOBAL TECH INDUSTRIES GROUP, INC.

By:	/s/ Paul Strickland
Paul Strickland
Court-Appointed Receiver